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744378
                          UNTIED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549
                     _______________________




                            Form 8-K




                         Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                              1934



               Date of Report:  September 21, 2006
                (Date of earliest event reported)




                      Harold's Stores, Inc.
      (Exact name of registrant as specified in its charter)



                  (Commission File No. 1-10892)





         Oklahoma                           73-1308796
     (State or other                     (I.R.S. Employer
       jurisdiction                    Identification No.)
    of incorporation)


    5919 Maple Avenue
      Dallas, Texas                           75235
(Address of principal                       (Zip Code)
executive offices)

  Registrant's telephone number,           (214) 366-0600
       including area code:


Item 1.01 Entry into a Material Definitive Agreement

     On September 21, 2006, the Board of Directors of Harold's
Store's Inc. (the "Company") determined that effective September
18, 2006, Clark J. Hinkley, Interim Chief Executive Officer, will be compensated at the rate of $40,000 per month.




                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              HAROLD'S STORES, INC.


                              By  /s/ Jodi Taylor
                              :
Date:  September 22, 2006           Jodi  Taylor, Chief Financial
                              Officer